UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2013

FORM N-CSR

Item 1.       Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Mid-Cap Growth Fund, covering the six-month period from January 1, 2013, through June 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period marked the strongest first-half-of-the-year performance for U.S. stocks in 14 years. Despite heightened volatility during the second quarter stemming from signals that the Federal Reserve Board (the “Fed”) is likely to back away from its quantitative easing program later this year, equity investors generally responded positively to improved U.S. economic trends. Data from recovering labor and housing markets proved especially encouraging to investors, helping to support higher stock prices across most market sectors, investment styles, and capitalization ranges.

We continue to believe that the U.S. economy is poised for sustained growth over the next several years. Pent-up demographic demand could drive continued expansion in the housing market, and higher home equity levels may bolster consumer confidence and spending. Although the Fed’s shift to a more moderately stimulative monetary policy stance is likely to spark bouts of short-term volatility, we currently expect positive economic trends to support corporate earnings and stock prices over the longer term.As always, we urge you to discuss our observations with your financial adviser.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through June 30, 2013, as provided by Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2013, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 11.89%, Class C shares returned 11.44%, Class F shares returned 11.99% and Class I shares returned 12.01%.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), produced a total return of 14.70% for the same period.2

Midcap stocks generally rallied over the first six months of 2013 as investors responded positively to improving economic data with increased appetites for risk. The fund produced lower returns than its benchmark, mainly due to shortfalls in the information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index.The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Recovering Economy Fueled Midcap Market’s Gains

The year began in the wake of uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of the year, but last-minute legislation to address the tax increases quickly alleviated investors’ worries. Subsequently, investors responded positively to a number of economic trends, including improved U.S. employment and housing market data, and to aggressively accommodative monetary policies implemented by the Federal Reserve Board (the “Fed”) and other central banks.As a result, by mid-May several broad measures of U.S. stock market performance reached new record highs.

In late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers were likely to back away from an ongoing,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

open-ended quantitative easing program sooner than many analysts had expected. As a result, most financial markets encountered heightened volatility as investors anticipated a more moderately accommodative monetary policy. Stock market turbulence in late May and throughout June erased some of the broad stock market’s previous gains, and investors began to turn away from relatively conservative, dividend-paying stocks and toward more speculative stocks, particularly those of companies considered more economically sensitive. Consequently, midcap stocks produced higher returns than their large-cap counterparts but generally trailed small-cap stocks. In addition, growth-oriented midcap stocks generally lagged their more value-oriented counterparts.

Fund Participated Substantially in Market’s Gains

Although the fund participated in most of the benchmark’s gains over the first six months of the year, its performance compared to the Index was constrained by shortfalls in our stock selection strategy within the information technology sector, where cloud computing specialist Rackspace Hosting posted weaker-than-expected quarterly earnings due to unexpectedly soft demand from business enterprises. Internet content delivery company Akamai Technologies was hurt by elevated costs related to new strategic initiatives. Networking companies F5 Networks and Juniper Networks suffered what we believe to be temporary setbacks regarding server virtualization technology and customer spending trends, respectively.Among energy companies, offshore engineering firm McDermott International and exploration-and-production company QEP Resources fell short of their earnings and production targets, prompting us to sell the fund’s positions in both companies.

The fund achieved better relative results in the health care sector, as hospitals operator Universal Health Services reported steady growth in its behavioral unit, drug distributor AmerisourceBergen agreed to distribute generic drugs for pharmacy chain Walgreen, and physician services provider MEDNAX benefited from increased mergers-and-acquisitions activity in the anesthesia field. Results from the industrials sector were bolstered by professional services firm Towers Watson & Co., which saw rising demand from businesses seeking to navigate a changing regulatory environment. Residential construction supplier Fortune Brands Home & Security benefited from recovering U.S. housing markets, and technical professional services firm Jacobs Engineering Group reported strong growth in orders. Finally, in other areas, lower operating costs enabled videogame maker Electronic Arts to raise the earnings guidance it provides to analysts, and automotive supplier LKQ posted robust growth and market share gains in North America.

Finding Ample Opportunities Among Midcap Growth Stocks

As we look toward the second half of 2013, investors will continue to monitor the improving U.S. economy, which has been the basis for the Federal Reserve’s decision to initiate comments regarding the eventual unwinding of the Quantitative Easing program. With the U.S. on solid economic footing, bolstered by stronger-than-expected regional PMIs, coupled with the Fed’s “tapering” comments, the markets have experienced heightened volatility as they prepare for a significant, but necessary, shift from unprecedented liquidity availability and historically low interest rates to a more normalized environment. Interest rates on the 10-yearTreasury have risen dramatically since the Fed initiated comments, which could weigh on U.S. data, especially the recovering U.S. housing sector. However, while U.S. interest rates rising may be considered a negative in some respects, the U.S. will continue to benefit from lower energy costs and a stronger U.S. dollar. In addition, the U.S. should experience lower inflation as China slows and commodities remain weak, allowing for non-inflationary growth here in the U.S., which should provide a tailwind to U.S. equities. Recent data suggests the global economy is entering a period of de-coupling after years of high correlations beginning in 2008, which should bode well for the U.S. economy in spite of continued weakness in Europe and slower emerging economies.

July 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of midsize companies tend to trade less frequently than those of larger, more established companies.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from January 1, 2013 to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2013
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$7.15	$11.22	$6.31	$5.78
Ending value (after expenses)	$1,118.90	$1,114.40	$1,119.90	$1,120.10

COMPARING YOUR FUND’S EXPENSES

WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2013
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.80	$10.69	$6.01	$5.51
Ending value (after expenses)	$1,018.05	$1,014.18	$1,018.84	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.36% for Class A, 2.14% for Class C, 1.20% for
Class F and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 181/365 reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

Common Stocks—97.1%	Shares		Value ($)
Automobiles & Components—1.6%
BorgWarner	22,480	[a]	1,936,652
Banks—4.1%
First Republic Bank	61,190		2,354,591
Prosperity Bancshares	50,020		2,590,536
			4,945,127
Capital Goods—10.1%
AMETEK	55,494		2,347,396
Fortune Brands Home & Security	49,820		1,930,027
Foster Wheeler	72,880	[a]	1,582,225
Jacobs Engineering Group	38,290	[a]	2,110,928
Parker Hannifin	18,880		1,801,152
Roper Industries	20,259		2,516,573
			12,288,301
Commercial & Professional Services—1.7%
Towers Watson & Co., Cl. A	25,080		2,055,055
Consumer Durables & Apparel—7.6%
Fossil Group	17,160	[a]	1,772,800
Michael Kors Holdings	42,160	[a]	2,614,763
PVH	21,770		2,722,338
Under Armour, Cl. A	35,290	[a,b]	2,107,166
			9,217,067
Consumer Services—2.4%
Starwood Hotels & Resorts Worldwide	46,090	[c]	2,912,427
Diversified Financials—1.7%
Affiliated Managers Group	12,410	[a]	2,034,495
Energy—6.5%
Cameron International	28,900	[a]	1,767,524
Dresser-Rand Group	39,820	[a]	2,388,404
EQT	25,810		2,048,540
Valero Energy	47,130		1,638,710
			7,843,178

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food & Staples Retailing—2.4%
Whole Foods Market	55,580		2,861,258
Food, Beverage & Tobacco—1.4%
Molson Coors Brewing, Cl. B	35,860		1,716,260
Health Care Equipment & Services—7.6%
AmerisourceBergen	48,510		2,708,313
Catamaran	41,948	[a]	2,043,707
MEDNAX	21,150	[a]	1,936,917
Universal Health Services, Cl. B	37,360		2,501,626
			9,190,563
Materials—1.5%
Reliance Steel & Aluminum	28,480		1,867,149
Media—3.5%
Charter Communications, Cl. A	16,810	[a]	2,081,919
Interpublic Group of Cos	149,670		2,177,699
			4,259,618
Pharmaceuticals, Biotech &
Life Sciences—9.3%
Alexion Pharmaceuticals	16,710	[a]	1,541,330
Alkermes	59,280	[a]	1,700,150
Cubist Pharmaceuticals	37,680	[a]	1,819,944
Mylan	61,690	[a]	1,914,241
Onyx Pharmaceuticals	19,960	[a]	1,732,927
Salix Pharmaceuticals	38,830	[a]	2,568,604
			11,277,196
Real Estate—4.6%
AvalonBay Communities	14,290	[c]	1,927,864
Boston Properties	17,490	[c]	1,844,670
Digital Realty Trust	28,420	[b,c]	1,733,620
			5,506,154
Retailing—6.8%
GNC Holdings, Cl. A	67,390		2,979,312
LKQ	111,370	[a]	2,867,778

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Urban Outfitters	59,720	[a]	2,401,938
			8,249,028
Semiconductors & Semiconductor
Equipment—7.2%
Analog Devices	41,360		1,863,682
Applied Materials	120,350		1,794,419
Lam Research	71,830	[a]	3,184,942
Xilinx	48,590		1,924,650
			8,767,693
Software & Services—14.7%
Akamai Technologies	73,800	[a]	3,140,190
Citrix Systems	34,140	[a]	2,059,666
Cognizant Technology Solutions, Cl. A	38,710	[a]	2,423,633
Electronic Arts	82,810	[a]	1,902,146
Rackspace Hosting	45,480	[a]	1,723,237
Synopsys	73,590	[a]	2,630,842
Teradata	33,780	[a]	1,696,769
Vantiv, Cl. A	82,670	[a]	2,281,692
			17,858,175
Technology Hardware &
Equipment—2.4%
F5 Networks	17,400	[a]	1,197,120
Trimble Navigation	63,410	[a]	1,649,294
			2,846,414
Total Common Stocks
(cost $100,490,250)			117,631,810

Other Investment—3.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,687,792)	3,687,792	[d]	3,687,792

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,200,349)	2,200,349 [d]	2,200,349
Total Investments (cost $106,378,391)	101.9%	123,519,951
Liabilities, Less Cash and Receivables	(1.9%)	(2,327,301)
Net Assets	100.0%	121,192,650

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2013, the value of the fund’s securities on loan was $2,186,571 and the value of the collateral held by the fund was $2,200,349.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	14.7	Banks	4.1
Capital Goods	10.1	Media	3.5
Pharmaceuticals,		Consumer Services	2.4
Biotech & Life Sciences	9.3	Food & Staples Retailing	2.4
Consumer Durables & Apparel	7.6	Technology Hardware & Equipment	2.4
Health Care Equipment & Services	7.6	Commercial & Professional Services	1.7
Semiconductors &		Diversified Financials	1.7
Semiconductor Equipment	7.2	Automobiles & Components	1.6
Retailing	6.8	Materials	1.5
Energy	6.5	Food, Beverage & Tobacco	1.4
Money Market Investments	4.8
Real Estate	4.6		101.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,186,571)—Note 1(b):
Unaffiliated issuers			100,490,250	117,631,810
Affiliated issuers			5,888,141	5,888,141
Cash				23,723
Receivable for investment securities sold				101,983
Receivable for shares of Common Stock subscribed				44,444
Dividends and securities lending income receivable				37,959
Prepaid expenses				30,608
				123,758,668
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				144,100
Liability for securities on loan—Note 1(b)				2,200,349
Payable for shares of Common Stock redeemed				157,279
Accrued expenses				64,290
				2,566,018
Net Assets ($)				121,192,650
Composition of Net Assets ($):
Paid-in capital				134,624,178
Accumulated Investment (loss)—net				(320,891)
Accumulated net realized gain (loss) on investments				(30,252,197)
Accumulated net unrealized appreciation
(depreciation) on investments				17,141,560
Net Assets ($)				121,192,650

Net Asset Value Per Share
	Class A	Class C	Class F	Class I
Net Assets ($)	19,388,512	10,413,658	85,017,982	6,372,498
Shares Outstanding	2,904,647	1,753,214	12,303,130	924,133
Net Asset Value Per Share ($)	6.67	5.94	6.91	6.90

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	473,773
Affiliated issuers	1,426
Income from securities lending—Note 1(b)	3,390
Total Income	478,589
Expenses:
Investment advisory fee—Note 3(a)	505,143
Shareholder servicing costs—Note 3(c)	119,613
Distribution fees—Note 3(b)	72,966
Accounting and administration fees—Note 3(c)	37,434
Registration fees	28,968
Professional fees	17,914
Prospectus and shareholders’ reports	10,682
Custodian fees—Note 3(c)	5,972
Directors’ fees and expenses—Note 3(d)	4,271
Miscellaneous	8,043
Total Expenses	811,006
Less—reduction in fees due to earnings credits—Note 3(c)	(258)
Net Expenses	810,748
Investment (Loss)—Net	(332,159)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,425,590
Net unrealized appreciation (depreciation) on investments	7,065,138
Net Realized and Unrealized Gain (Loss) on Investments	14,490,728
Net Increase in Net Assets Resulting from Operations	14,158,569

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012[a]
Operations ($):
Investment (loss)–net	(332,159)	(398,733)
Net realized gain (loss) on investments	7,425,590	16,532,945
Net unrealized appreciation
(depreciation) on investments	7,065,138	(375,081)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,158,569	15,759,131
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,799,099	6,543,822
Class B Shares	—	389
Class C Shares	942,410	920,058
Class F Shares	469,955	956,428
Class I Shares	2,241,131	6,591,823
Cost of shares redeemed:
Class A Shares	(6,395,356)	(15,711,699)
Class B Shares	—	(226,579)
Class C Shares	(1,412,057)	(2,837,887)
Class F Shares	(6,349,214)	(12,057,719)
Class I Shares	(5,024,911)	(3,584,634)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,728,943)	(19,405,998)
Total Increase (Decrease) in Net Assets	429,626	(3,646,867)
Net Assets ($):
Beginning of Period	120,763,024	124,409,891
End of Period	121,192,650	120,763,024
Undistributed investment income (loss)–net	(320,891)	11,268

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012[a]
Capital Share Transactions:
Class Ab,c
Shares sold	275,428	1,123,342
Shares redeemed	(975,752)	(2,687,550)
Net Increase (Decrease) in Shares Outstanding	(700,324)	(1,564,208)
Class Bc
Shares sold	—	73
Shares redeemed	—	(42,249)
Net Increase (Decrease) in Shares Outstanding	—	(42,176)
Class Cb
Shares sold	162,214	175,031
Shares redeemed	(240,539)	(546,064)
Net Increase (Decrease) in Shares Outstanding	(78,325)	(371,033)
Class F
Shares sold	70,812	158,808
Shares redeemed	(937,406)	(1,994,780)
Net Increase (Decrease) in Shares Outstanding	(866,594)	(1,835,972)
Class I
Shares sold	330,143	1,094,318
Shares redeemed	(737,415)	(594,243)
Net Increase (Decrease) in Shares Outstanding	(407,272)	500,075

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended June 30, 2013, 17,108 Class C shares representing $104,530 were exchanged for
15,238 Class A shares.
c During the period ended December 31, 2012, 11,580 Class B shares representing $61,979 were automatically converted to 10,519 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009 †	2008
Per Share Data ($):
Net asset value,
beginning of period	5.97		5.29	5.29	4.00	3.17	6.28
Investment Operations:
Investment (loss)—net[a]	(.02)		(.02)	(.04)	(.02)	(.03)	(.05)
Net realized and unrealized
gain (loss) on investments	.72		.70	.04	1.31	.86	(3.06)
Total from Investment Operations	.70		.68	—	1.29	.83	(3.11)
Net asset value, end of period	6.67		5.97	5.29	5.29	4.00	3.17
Total Return (%)[b]	11.89	[c]	12.85	.00 [d]	32.25	26.18	(49.52)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	[e]	1.53	1.51	1.56	1.77	1.45
Ratio of net expenses
to average net assets	1.36	[e]	1.50	1.37	1.36	1.75	1.45
Ratio of net investment (loss)
to average net assets	(.60)[e]		(.42)	(.74)	(.55)	(.86)	(.89)
Portfolio Turnover Rate	75.65	[c]	164.34	232.19	204.97	59.66	119
Net Assets, end of period
($ x 1,000)	19,389		21,511	27,324	38,099	23,448	29,525

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Amount represents less than .01%.
e Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2013				Year Ended December 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009 †	2008
Per Share Data ($):
Net asset value,
beginning of period	5.33		4.76	4.79	3.66	2.92	5.83
Investment Operations:
Investment (loss)—net[a]	(.04)		(.06)	(.07)	(.05)	(.05)	(.08)
Net realized and unrealized
gain (loss) on investments	.65		.63	.04	1.18	.79	(2.83)
Total from Investment Operations	.61		.57	(.03)	1.13	.74	(2.91)
Net asset value, end of period	5.94		5.33	4.76	4.79	3.66	2.92
Total Return (%)[b]	11.44	[c]	11.98	(.63)	30.87	25.34	(49.91)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.14	[d]	2.27	2.25	2.36	2.61	2.20
Ratio of net expenses
to average net assets	2.14	[d]	2.24	2.12	2.14	2.60	2.19
Ratio of net investment (loss)
to average net assets	(1.38)[d]		(1.16)	(1.49)	(1.34)	(1.70)	(1.66)
Portfolio Turnover Rate	75.65	[c]	164.34	232.19	204.97	59.66	119
Net Assets, end of period
($ x 1,000)	10,414		9,762	10,477	12,661	11,678	14,033

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
Class F Shares	(Unaudited)		2012	2011	2010	2009 †	2008
Per Share Data ($):
Net asset value,
beginning of period	6.17		5.46	5.45	4.12	3.26	6.43
Investment Operations:
Investment (loss)—net[a]	(.01)		(.01)	(.03)	(.02)	(.02)	(.04)
Net realized and unrealized
gain (loss) on investments	.75		.72	.04	1.35	.88	(3.13)
Total from Investment Operations	.74		.71	.01	1.33	.86	(3.17)
Distributions:
Net asset value, end of period	6.91		6.17	5.46	5.45	4.12	3.26
Total Return (%)	11.99	[b]	13.00	.18	32.28	26.38	(49.30)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	[c]	1.30	1.25	1.32	1.38	1.23
Ratio of net expenses
to average net assets	1.20	[c]	1.30	1.20	1.30	1.36	1.22
Ratio of net investment (loss)
to average net assets	(.43)[c]		(.20)	(.57)	(.50)	(.47)	(.68)
Portfolio Turnover Rate	75.65	[b]	164.34	232.19	204.97	59.66	119
Net Assets, end of period
($ x 1,000)	85,018		81,291	81,886	89,828	78,218	75,224

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2013					Year Ended December 31,
Class I Shares	(Unaudited)		2012		2011	2010	2009 †	2008
Per Share Data ($):
Net asset value,
beginning of period	6.16		5.44		5.42	4.10	3.24	6.39
Investment Operations:
Investment income (loss)—net[a]	(.01)		.00	[b]	(.03)	(.02)	(.02)	(.03)
Net realized and unrealized
gain (loss) on investments	.75		.72		.05	1.34	.88	(3.12)
Total from Investment Operations	.74		.72		.02	1.32	.86	(3.15)
Net asset value, end of period	6.90		6.16		5.44	5.42	4.10	3.24
Total Return (%)	12.01	[c]	13.24		.37	32.20	26.54	(49.30)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	[d]	1.20		1.23	1.34	1.49	1.20
Ratio of net expenses
to average net assets	1.10	[d]	1.18		1.10	1.14	1.47	1.19
Ratio of net investment income
(loss) to average net assets	(.35)[d]		.00	[e]	(.46)	(.33)	(.58)	(.65)
Portfolio Turnover Rate	75.65	[c]	164.34		232.19	204.97	59.66	119
Net Assets, end of period
($ x 1,000)	6,372		8,198		4,521	7,575	4,098	3,849

† Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized,
d Annualized.
e Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through intermediaries and bear a Distribution Plan fee and/or Shareholder Services Plan fee. Class A shares are generally subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at net asset value per share. Class F shares are sold only to Class F grandfathered investors, bear a Distribution Plan fee and have a shareholder services agreement with the Distributor. Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class,

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	115,017,047	—	—	115,017,047
Equity Securities—
Foreign
Common Stocks†	2,614,763	—	—	2,614,763
Mutual Funds	5,888,141	—	—	5,888,141

† See Statement of Investments for additional detailed categorizations.

At June 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund and credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2013,The Bank of NewYork Mellon earned $1,453 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales ($)	6/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,544,993	30,641,217	30,498,418	3,687,792	3.0
Dreyfus
Institutional
Cash
Advantage
Fund	3,052,087	47,296,798	48,148,536	2,200,349	1.8
Total	6,597,080	77,938,015	78,646,954	5,888,141	4.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $37,494,666 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million.The fee is payable monthly.

During the period ended June 30, 2013, the Distributor retained $1,544 from commissions earned on sales of the fund’s Class A shares and $80 from CDSCs on redemptions of Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2013, Class C shares were charged $38,873, pursuant to the Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”).This commitment applies to any such expenses (other than Third Party Payments).This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended June 30, 2013, Class F shares were charged $34,093 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2013, Class A and Class C shares were charged $26,761 and $12,958, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended June 30, 2013, Class F shares were charged $38,357 pursuant to the shareholder services agreement.

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $6,691 for transfer agency services and $1,796 for cash management services. Cash management fees were partially offset by earnings credits of $257. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2013, the fund was charged $5,972 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $1,015 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the period ended June 30, 2013, the fund was charged $4,630 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $81,565, Distribution Plan fees $25,882, Shareholder Services Plan fees $22,601, custodian fees $4,628, Chief Compliance Officer fees $4,630 and transfer agency fees $4,794.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2013, amounted to $92,477,549 and $122,247,525, respectively.

At June 30, 2013, accumulated net unrealized appreciation on investments was $17,141,560, consisting of $19,963,410 gross unrealized appreciation and $2,821,850 gross unrealized depreciation.

At June 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Advisory Agreement and Fund Accounting and Administrative Services Agreement pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Board noted that the fund’s contractual management fee was slightly above the Expense Group median, the fund’s actual management fee was slightly below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

•	The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.
•	The Board generally was satisfied with the fund’s overall performance.
•	The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

NOTES

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

By: /s/ James Windels_
James Windels, Treasurer
Date:	August 20, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)